Filed pursuant to

Rule 497(e) under the

Securities Act of

1933, as amended

Securities Act File

No. 333-141120

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated July 7, 2016 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund dated September 1, 2015, as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change in the Fund’s Investment Adviser

WHV Investments, Inc. (“WHV”), the Fund’s investment adviser, has determined to exit the mutual fund investment advisory business.  On June 23, 2016, Shelton Capital Management (“Shelton”) announced an agreement pursuant to which the portfolio management team of Acuity Capital Management, LLC, the Fund’s Sub-Adviser, would become employees of Shelton and continue to manage the Fund.  The portfolio management team is comprised of Howard Needle, David Harris and John Harnisch.    Shelton is a registered investment adviser located at 1050 17th Street, Suite 1710, Denver, CO 80265, and has been managing mutual funds since 1985. As of March 31, 2016, Shelton had approximately $1.46 billion in total assets under management.

Effective July 1, 2016, Shelton will succeed WHV as the investment adviser to the Fund pursuant to an Interim Agreement (defined below).

In connection with the change in investment adviser from WHV to Shelton, the Fund’s investment advisory agreement with WHV (“Prior Agreement”) has been terminated.  Accordingly, at an in-person meeting held on June 20-21, 2016, the Board of Trustees of the Trust (“Board” or the “Trustees”) unanimously approved a new investment advisory agreement between the Fund and Shelton (the “New Agreement”), and the shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders.  In order for the Portfolio Team to provide uninterrupted services to the Fund, the Board also approved an interim agreement between the Fund and Shelton (“Interim Agreement”) at the same in-person Board meeting.

The New Agreement is identical to the Prior Agreement in all material aspects, except for the identity of the adviser, the dates and the initial term. The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice; and (iii) the compensation earned by Shelton under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to Shelton. If shareholders do not approve the New Agreement, Shelton will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund, its investment objective, fees or services provided.  During the period between the termination of the Prior

Agreement and the approval of the New Agreement by shareholders, Shelton will provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

A discussion regarding the basis for the Board’s approval of the New Agreement and the Interim Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WHV INTERNATIONAL EQUITY FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated July 7, 2016 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund dated May 1, 2016, as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change in the Fund’s Investment Adviser

WHV Investments, Inc. (“WHV”), the Fund’s investment adviser, has determined to exit the mutual fund investment advisory business.  On June 23, 2016, Shelton Capital Management (“Shelton”) announced an agreement pursuant to which WHV’s in-house Rivington portfolio management team would become employees of Shelton and continue to manage the Fund.  The portfolio management team is comprised of Matthias Knerr, CFA, Chris LaJaunie, CFA and Andrew Manton (the “Portfolio Team”).  Shelton is a registered investment adviser located at 1050 17th Street, Suite 1710, Denver, CO 80265, and has been managing mutual funds since 1985. As of March 31, 2016, Shelton had approximately $1.46 billion in total assets under management.

Effective July 18, 2016, Shelton will succeed WHV as the investment adviser to the Fund pursuant to an Interim Agreement (defined below).

In connection with the change in investment adviser from WHV to Shelton, the Fund’s investment advisory agreement with WHV (“Prior Agreement”) has been terminated.  Accordingly, at an in-person meeting held on June 20-21, 2016, the Board of Trustees of the Trust (“Board” or the “Trustees”) unanimously approved a new investment advisory agreement between the Fund and Shelton (the “New Agreement”), and the shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders.  In order for the Portfolio Team to provide uninterrupted services to the Fund, the Board also approved an interim agreement between the Fund and Shelton (“Interim Agreement”) at the same in-person Board meeting.

The New Agreement is identical to the Prior Agreement in all material aspects, except for the identity of the adviser, the dates and the initial term. The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice; and (iii) the compensation earned by Shelton under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to Shelton. If shareholders do not approve the New Agreement, Shelton will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund, its investment objective, fees or services provided.  During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, Shelton will provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

A discussion regarding the basis for the Board’s approval of the New Agreement and the Interim Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE